Employee Compensation, Savings, Pension and Other Post-Employment Benefit Plans - Expected Benefit Payments for Future Services for Pension and Other Postretirement Benefits (Details) $ in Millions	Dec. 31, 2016 USD ($)
Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
2017	$ 35
2018	34
2019	35
2020	37
2021	37
2022 - 2026	193
Other Benefits
Defined Benefit Plan Disclosure [Line Items]
2017	4
2018	3
2019	3
2020	3
2021	3
2022 - 2026	$ 13